EXHIBIT 10.9


                          STOCK VOTING AGREEMENT

     THIS STOCK VOTING AGREEMENT (the "Agreement"), effective the first day of August 2001, between and among Bion Environmental Technologies, Inc. ("BION"), Dublin Holding, Ltd. ("DHL"), LoTayLingKyur, Inc. ("LTLK"), Mark A. Smith ("MAS"), Kelly Smith ("KS"), LoTayLingKyur Foundation ("F"), Kelly Smith Rollover IRA ("KSIRA"), Mark A. Smith Rollover IRA ("MASIRA"),(collectively "DHL, LTLK, F, KS, MS, KSIRA and MASIRA are the "Shareholder"), and D2CO, LLC ("D2").

     WHEREAS Shareholder owns shares of the issued and outstanding common stock of BION and promissory notes convertible into shares of common stock of BION (collectively the "Securities")

     NOW THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Shareholder hereby constitutes and appoints D2 with full power of substitution, for the period commencing on the date hereof and ending on December 31, 2005, to vote the Securities as the proxy of Shareholder, at any and all meetings, regular or special of the Shareholders of BION, or at any adjournments thereof, which may be held during such period, hereby granting to said D2 (the "Proxy"), as Shareholder's attorney and Proxy, all powers Shareholder would possess if personally present at any such meetings. The Proxy granted hereby is expressly acknowledged to be coupled with an interest and shall be irrevocable to the full extent permitted by law until December 31, 2005, except to the extent specifically provided in Paragraph 3 below, and except as to vote on the sale of all or substantially all of BION's assets or a merger of BION.

     2. During the entire term of the Agreement, the Proxy shall have full and absolute discretion as to the manner in which Securities are to be voted as to any matter whatsoever, except as set forth elsewhere herein, all without any liability or obligation of any kind to Shareholder.

     3. Nothing contained herein shall be construed in such a manner so as to prohibit or preclude the sale or exchange of all or any part of the Securities by Shareholder in accordance with the provisions of this Paragraph
3. In the event that all or any portion of the Securities are sold, assigned, transferred, gifted, donated or exchanged by Shareholder (and/or its assigns) to non-affiliated persons or entities prior to December 31, 2005, then transferred portion of the Securities shall no longer be subject in any manner whatsoever to the terms of this Agreement set forth above, and shall be entirely released from same, unless otherwise agreed to in writing, provided, however, no private "non-market" transfer of any portion of the Securities shall take place which reduces the Securities for which D2 is Proxy to less than 2/3 of the initial Securities for which D2 is Proxy, unless the transferee of such transferred portion of the Securities is willing to appoint D2 as Proxy for the transferred portion of the Securities on the terms set fort herein.

     4. A counterpart of this Agreement shall forthwith be deposited with BION at its principal place of business.

     5. This Agreement shall be construed in accordance with the laws of the State of Colorado and shall be binding upon the successors and assigns of each party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.


Dublin Holding, Ltd.               D2CO, LLC

By: /s/ Mark A. Smith              By:
    --------------------------        ---------------------------
    Authorized Officer                 Authorized Officer


LoTayLingKyur, Inc.                Bion Environmental Technologies, Inc.

By: /s/ Mark A. Smith              By: /s/ Mark A. Smith
    --------------------------        ---------------------------
    Authorized Officer                 Authorized Officer


/s/ Mark A. Smith
------------------------------
Mark A. Smith


By: /s/ Mark A. Smith,
        Attorney in Fact
------------------------------
Kelly Smith


LoTayLingKyur Foundation

/s/ Mark A. Smith
------------------------------
Mark A. Smith


/s/ Mark A. Smith
------------------------------
Mark A. Smith Rollover IRA


By: /s/ Mark A. Smith,
        Attorney in Fact
------------------------------
Kelly Smith Rollover IRA